ETF Opportunities Trust

T-REX 2X Long SMR Daily Target ETF (SMUP)
(the “Fund”)
Supplement dated January 16, 2026
to the Prospectus and Statement of Additional Information (“SAI”),
each dated July 22, 2025
(as previously supplemented)

The Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) previously approved a one-for-ten (1-for-10) reverse stock split of the shares of the T-REX 2X Long SMR Daily Target ETF (the “Fund”), which had been expected to become effective on or about January 23, 2026.

Based on subsequent developments, the Board has determined not to proceed with the reverse stock split at this time and has rescinded its prior approval. Accordingly, the reverse stock split will not be effected and the number of Fund shares outstanding and the Fund’s net asset value per share will remain unchanged.

Except as described above, all other information in the Fund’s prospectus remains unchanged.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 833-759-6110.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE